UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Suzan Afifi First Eagle Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.             Reports to Stockholders.

Annual Report

December 31, 2016

Overseas Variable Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may," "will," "believe," "attempt," "seem," "think," "ought," "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	6
Fund Overview	8
Schedule of Investments	10
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	38
Fund Expenses	39
General Information	43
Tax Information	44
Additional Information	45

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Letter from the President (unaudited)

John P. Arnhold

Dear Fellow Shareholders,

In 2016, the S&P 500 Index was up 11.96%, the MSCI World Index rose 7.51% and the MSCI EAFE Index returned 1.00%. France's CAC 40 Index was up 4.86%, Germany's DAX Index climbed 6.87% and Japan's Nikkei 225 Index rose 0.42% during the year. The price of WTI crude oil rose 45.03% to $53.72 a barrel on December 31. In 2016, the dollar strengthened 3.14% versus the euro and weakened -2.90% versus the yen. The price of gold rose 8.56% to $1,152.27 an ounce.

Events of the past year reminded us once again that human beings—even "experts"—are not very good at predicting the future. Public-opinion polls, media pundits, world securities markets and even the betting markets all indicated that the UK would choose to stay in the European Union, but in June, the British people voted in favor of Brexit. In the United States, a majority of polls, pundits and securities markets agreed that Hillary Clinton would be our next president, but on November 9, we learned that Donald Trump had carried the day. After both elections, world stock markets fell sharply and then quickly recovered. The key lesson we take from these events is one of humility: Whether the issue is politics or investments, human predictions are fallible.

This recognition lies at the heart of our investment philosophy. Knowing that we cannot predict what markets will do next, we strive to create all-weather portfolios. We focus on buying securities that are trading at a discount to our estimate of their intrinsic value—a perceived discount we call a "margin of safety." We do not know how these securities will trade over the next week or quarter or year, but our experience gives us confidence that the prices of many should eventually approach their intrinsic value.

The other lesson we draw from both Brexit and the US election is that nationalism and populism are on the rise. Economic growth remains slow in much of the world, and we have often seen that when the economic pie is shrinking or barely expanding, people become more concerned about how the slices are distributed. Upcoming elections in Germany, France, the Netherlands and other countries may indicate how powerful nationalism and populism have become in Europe.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Letter from the President (unaudited)

Monetary experimentation by central banks continued to concern the Global Value team in 2016. The Bank of Japan, which had introduced negative interest rates in January, announced in September that it was targeting an interest rate of zero for 10-year government bonds. Coupled with the fact that excess sovereign debt was being purchased by many central banks, this development reinforced the team's belief that the price of money was being distorted in economies around the world.

In securities markets where interest rates were sometimes negative in real terms and price/earnings ratios were above average, the Global Value team believed that passive strategies would face serious challenges. In the team's view, the key was to identify securities, one at a time, that might demonstrate resilience in the face of macroeconomic challenges. In a world where overall valuations were high, demanding a bottom-up margin of safety in valuation was one way, potentially, to help reduce risk. Equally, in a world where sovereign debt continued to mount, buying companies that did not have excessive leverage could make a difference. And at a time when policy experiments continued to proliferate, finding management teams that were prudent and sound allocators of capital might be part of the solution. The Global Value team believed that the environment lent itself to an active, disciplined, bottom-up approach.

I thank you for your confidence and support.

Sincerely,

John P. Arnold
President

February 2017

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Management's Discussion of Fund Performance (unaudited)

First Eagle Overseas Variable Fund

The net asset value ("NAV") of the Fund's shares increased 5.17% for the twelve months ended December 31, 2016 while the MSCI EAFE Index increased 1.00%. The Fund's cash and cash equivalents position was 19.50% as of December 31, 2016.

The five largest contributors to the performance of First Eagle Overseas Variable Fund over the period were gold bullion, Newcrest Mining Limited (mining, Australia), Agnico-Eagle Mines Limited (mining, Canada), Keyence Corporation (electronic sensors, Japan), and Barrick Corporation (mining, Canada) collectively accounting for 2.58% points of this period's performance.

The five largest detractors were Berkeley Group Holdings PLC (homebuilding, UK), Grupo Televisa (media, Mexico), Kia Motors Corporation (automobiles, South Korea), Carrefour SA (supermarkets, France) and SMC Corporation (industrial machinery, Japan) Their combined negative performance over the twelve-month period subtracted 1.53% points from performance.

As of December 31, 2016, the Fund was approximately 15% hedged versus the yen, 10% hedged versus the euro and 20% hedged versus the British pound on certain securities.

Matthew McLennan Head of the Global Value Team Portfolio Manager	T. Kimball Brooker, Jr. Portfolio Manager

February 2017

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Management's Discussion of Fund Performance (unaudited)

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143.

The commentary represents the opinion of John Arnhold and the Global Value Team as of February 2017 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets. Hedging can reduce exposure to currency exchange movement, but cannot eliminate that exposure. It is possible to lose money under a hedge. Results from hedging transactions, which for the Fund are primarily currency forward contracts, are further described in the financial statements that follow this commentary.

The principal risk of investing in value stocks is that the price of the security may not approach its anticipated value or may decline in price.

Investment in gold and gold related investments present certain risks, including negative tax consequences (e.g., a change in a fund's tax status causing the fund to be subject to tax at the fund level on its taxable income) political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

An investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin of safety" or "discount to value" is no guarantee against loss.

All investments involve the risk of loss.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

First Eagle Overseas Variable Fund

Fund Overview

Data as of December 31, 2016 (unaudited)

Investment Objective

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns (%)	One-Year	Five-Years	Ten-Years
First Eagle Overseas Variable Fund	5.17	6.59	4.92
MSCI EAFE Index	1.00	6.53	0.75
Consumer Price Index	2.08	1.36	1.81

Asset Allocation* (%)

Countries** (%)

Japan	22.42
France	10.94
United States	6.14
Canada	5.48
United Kingdom	4.97
Germany	4.07
Hong Kong	3.95
Switzerland	3.41
Mexico	3.30
South Korea	2.68
Singapore	2.57
Bermuda	1.73
Sweden	1.25
Belgium	1.06
Thailand	0.91
Australia	0.83
Chile	0.72
Norway	0.71
Greece	0.64
Ireland	0.49
Denmark	0.48
Russia	0.34
Brazil	0.27
Israel	0.24
Italy	0.24
Austria	0.21
Turkey	0.15
Poland	0.14
Indonesia	0.09
Africa	0.07

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

First Eagle Overseas Variable Fund | Fund Overview (unaudited)

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 developed countries. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold Bullion (precious metal)	5.82
KDDI Corporation (Japanese Wireless Telecommunication Services)	2.54
Fanuc Corporation (Japanese Industrial Machinery)	2.43
HeidelbergCement AG (German Construction Materials)	2.38
Secom Company Limited (Japanese Security & Alarm Services)	1.97
Mitsubishi Estate Company Limited (Japanese Diversified Real Estate Activities)	1.91
Sompo Holdings, Inc. (Japanese Property & Casualty Insurance)	1.74
Pargesa Holding SA (Swiss Multi-Sector Holdings)	1.67
Nestlé SA (Swiss Packaged Foods & Meats)	1.58
SMC Corporation (Japanese Industrial Machinery)	1.53
Total	23.57

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 71.44%
International Common Stocks — 71.17%
Africa — 0.07%
4,022	Randgold Resources Limited, ADR	$239,710	$307,039
Australia — 0.82%
246,635	Newcrest Mining Limited	3,187,721	3,604,180
Austria — 0.21%
53,493	Wienerberger AG	586,360	928,824
Belgium — 1.05%
43,063	Groupe Bruxelles Lambert SA	3,662,342	3,613,730
7,523	Sofina SA	733,212	992,658
		4,395,554	4,606,388
Bermuda — 1.72%
91,680	Jardine Matheson Holdings Limited	3,010,877	5,065,320
177,577	Hiscox Limited	2,108,416	2,225,662
7,800	Jardine Strategic Holdings Limited	225,813	258,960
		5,345,106	7,549,942
Brazil — 0.27%
137,400	Cielo SA	1,266,049	1,177,401
Canada — 5.26%
256,407	Cenovus Energy, Inc.	6,181,657	3,879,438
207,636	Potash Corporation of Saskatchewan, Inc.	7,611,557	3,756,135
224,212	Goldcorp, Inc.	6,522,557	3,049,283
62,155	Agnico-Eagle Mines Limited	1,864,965	2,613,228
74,615	Suncor Energy, Inc.	1,868,866	2,439,652
148,543	Barrick Gold Corporation	1,678,099	2,373,717
33,280	Franco-Nevada Corporation	1,395,797	1,989,885
43,880	Imperial Oil Limited	1,343,389	1,526,559
34,442	Canadian Natural Resources Limited	960,096	1,097,660
36,222	EnCana Corporation	504,660	425,246
		29,931,643	23,150,803
Chile — 0.71%
149,541	Cia Cervecerias Unidas SA, ADR	3,160,357	3,137,370
Denmark — 0.47%
61,857	ISS A/S	2,039,912	2,088,030

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 71.17% (continued)
France — 10.84%
103,856	Danone SA	$6,996,453	$6,581,308
171,871	Bouygues SA	5,580,920	6,159,424
100,758	Cie de Saint-Gobain	4,178,330	4,693,816
53,430	Sanofi	3,693,782	4,325,095
175,186	Carrefour SA	3,907,412	4,221,136
213,820	Rexel SA	3,034,498	3,519,090
30,408	Sodexo SA	796,099	3,495,382
64,806	Total SA	3,007,650	3,323,584
8,944	Robertet SA	595,461	3,295,217
23,782	Laurent-Perrier	1,445,890	1,802,458
14,901	Wendel SA	306,022	1,794,426
18,225	Société Foncière Financière et de Participations	1,515,373	1,386,084
21,314	Legrand SA	662,039	1,210,432
29,580	Neopost SA	2,123,559	925,404
9,171	Gaumont SA	788,225	534,824
1,233	Christian Dior SE	195,570	258,610
8,490	Sabeton SA	95,804	156,621
		38,923,087	47,682,911
Germany — 4.04%
112,268	HeidelbergCement AG	5,984,208	10,474,201
13,491	Linde AG	1,812,959	2,216,824
108,186	Hamburger Hafen und Logistik AG	3,346,237	2,015,712
365,910	Telefonica Deutschland Holding AG	1,666,728	1,567,664
12,876	Fraport AG	470,337	761,324
23,378	Deutsche Wohnen AG	133,800	734,328
		13,414,269	17,770,053
Greece — 0.64%
177,625	Jumbo SA	984,201	2,815,874
Hong Kong — 3.92%
2,448,990	Hang Lung Properties Limited	5,805,302	5,192,004
1,021,900	Hopewell Holdings Limited	3,392,341	3,525,156
707,014	Great Eagle Holdings Limited	2,330,615	3,368,904
254,670	Guoco Group Limited	2,977,070	2,807,955

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 71.17% (continued)
Hong Kong — 3.92% (continued)
483,909	Hysan Development Company Limited	$2,178,038	$2,000,037
126,680	Swire Properties Limited	353,998	349,597
		17,037,364	17,243,653
Ireland — 0.49%
61,494	CRH PLC	979,922	2,144,721
Israel — 0.24%
259,933	Israel Chemicals Limited	2,552,496	1,066,170
Italy — 0.24%
22,265	Italmobiliare S.p.A.	1,708,080	1,046,474
Japan — 22.23%
441,200	KDDI Corporation	4,823,520	11,172,033
63,080	Fanuc Corporation	5,596,459	10,694,590
118,560	Secom Company Limited	4,754,124	8,671,238
423,060	Mitsubishi Estate Company Limited	7,158,338	8,425,002
225,700	Sompo Holdings, Inc.	5,303,053	7,647,247
28,160	SMC Corporation	3,256,625	6,723,464
9,210	Keyence Corporation	1,826,121	6,319,932
148,860	Hoya Corporation	3,178,953	6,254,986
157,800	MS&AD Insurance Group Holdings, Inc.	3,823,543	4,892,981
36,700	Hirose Electric Company Limited	3,422,199	4,550,015
26,960	Shimano, Inc.	321,608	4,230,558
233,200	Astellas Pharma, Inc.	1,638,792	3,239,360
71,130	Daiichikosho Company Limited	1,482,031	2,811,727
107,680	Kansai Paint Company Limited	681,752	1,983,615
40,780	As One Corporation	705,278	1,697,495
74,848	Chofu Seisakusho Company Limited	1,091,762	1,682,359
31,700	Nissin Foods Holdings Company Limited	1,096,486	1,665,352
81,600	T. Hasegawa Company Limited	1,154,647	1,360,058
13,194	SK Kaken Company Limited	336,419	1,174,054
52,810	Nagaileben Company Limited	437,859	1,152,670
38,594	Secom Joshinetsu Company Limited	682,074	1,129,339
15,100	Komatsu Limited	265,702	342,051
		53,037,345	97,820,126

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 71.17% (continued)
Mexico — 2.46%
310,925	Grupo Televisa S.A.B., ADR	$5,500,948	$6,495,223
195,668	Fresnillo PLC	2,246,576	2,944,334
74,084	Industrias Peñoles S.A.B. de C.V.	408,061	1,373,383
		8,155,585	10,812,940
Norway — 0.70%
342,657	Orkla ASA	2,354,331	3,103,033
Russia — 0.33%
291,970	Gazprom PJSC, ADR	1,934,708	1,474,449
Singapore — 1.43%
735,313	Haw Par Corporation Limited	1,465,337	4,615,541
984,310	ComfortDelGro Corporation Limited	1,098,329	1,678,863
		2,563,666	6,294,404
South Korea — 2.66%
46,881	KT&G Corporation	2,357,018	3,920,335
100,206	Kia Motors Corporation	4,733,589	3,256,405
6,160	Nong Shim Company Limited	1,118,966	1,695,811
11,293	Lotte Confectionery Company Limited	493,442	1,668,985
41,889	Fursys, Inc.	943,741	1,144,508
		9,646,756	11,686,044
Sweden — 1.24%
130,754	Investor AB, Class 'A'	2,411,706	4,833,704
16,963	Investor AB, Class 'B'	401,855	633,976
		2,813,561	5,467,680
Switzerland — 3.38%
112,989	Pargesa Holding SA	6,227,902	7,356,546
96,586	Nestlé SA	2,683,255	6,928,810
7,570	Cie Financiere Richemont SA	463,217	501,421
481	Rieter Holding AG (a)	57,786	83,654
		9,432,160	14,870,431
Thailand — 0.90%
687,505	Bangkok Bank PCL, NVDR	2,420,865	3,062,148
1,514,892	Thai Beverage PCL	231,072	889,174
600	Bangkok Bank PCL	2,537	2,706
		2,654,474	3,954,028

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 71.17% (continued)
Turkey — 0.15%
178,513	Yazicilar Holding AS	$1,208,384	$665,583
United Kingdom — 4.70%
115,231	Berkeley Group Holdings PLC	1,400,929	3,987,659
68,785	British American Tobacco PLC	3,649,094	3,917,674
128,912	Liberty Global PLC, Series 'C' (a)	4,218,760	3,828,687
173,368	GlaxoSmithKline PLC	3,294,560	3,337,349
116,877	Diageo PLC	3,168,620	3,039,227
21,075	Willis Towers Watson PLC	2,234,192	2,577,051
		17,966,155	20,687,647
Total International Common Stocks		237,518,956	313,156,198
U.S. Common Stock — 0.27%
Materials — 0.27%
18,604	Royal Gold, Inc.	1,135,779	1,178,563
Total Common Stocks		238,654,735	314,334,761
Investment Company — 0.00*%
13,935	State Street Institutional U.S. Government Money Market Fund, Premier Class	13,935	13,935
Right — 0.01%
64,806	Total SA Rights (a)(b)(c)(d)	35,037	35,037
Ounces
Commodity — 5.82%
22,245	Gold bullion (a)	20,758,318	25,592,873
Principal	Description
International Bonds — 2.56%
International Government Bonds — 2.56%
Canada — 0.17%
998,000 CAD	Canadian Government Bond 1.25% due 08/01/17	765,389	746,138
Indonesia — 0.09%
5,297,000,000 IDR	Indonesia Treasury Bond 8.25% due 07/15/21	405,331	402,804

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
International Government Bonds — 2.56% (continued)
Mexico — 0.81%
39,260,000 MXN	Mexican Bonos 4.75% due 06/14/18	$2,484,584	$1,839,071
12,564,600 MXN	Mexican Bonos 5.00% due 12/11/19	922,432	575,101
24,710,000 MXN	Mexican Bonos 6.50% due 06/10/21	1,466,146	1,162,361
		4,873,162	3,576,533
Poland — 0.14%
2,535,000 PLN	Poland Government Bond 3.25% due 07/25/19	655,720	619,718
Singapore — 1.12%
3,329,000 SGD	Singapore Government Bond 0.50% due 04/01/18	2,532,110	2,279,715
1,813,000 SGD	Singapore Government Bond 2.375% due 04/01/17	1,464,443	1,255,698
1,882,000 SGD	Singapore Government Bond 3.25% due 09/01/20	1,448,834	1,371,067
		5,445,387	4,906,480
United Kingdom — 0.23%
824,000 GBP	United Kingdom Gilt 1.00% due 09/07/17 (e)	1,277,527	1,022,277
Total International Government Bonds		13,422,516	11,273,950
Total International Bonds		13,422,516	11,273,950
Commercial Paper — 19.34%
International Commercial Paper — 11.43%
Australia — 1.50%
6,604,000 USD	Telstra Corporation Limited 0.92% due 02/22/17	6,595,415	6,595,091
France — 2.19%
3,276,000 USD	Engie 0.85% due 03/06/17	3,271,166	3,271,061
6,359,000 USD	Essilor International 0.97% due 03/17/17	6,346,415	6,346,876

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 11.43% (continued)
Italy — 1.41%
6,221,000 USD	Eni S.p.A. 0.86% due 01/03/17	$6,220,706	$6,220,706
Japan — 1.48%
6,502,000 USD	Honda Corporation 0.87% due 03/22/17	6,489,718	6,490,697
Switzerland — 3.44%
5,273,000 USD	Nestlé SA 0.78% due 03/20/17	5,264,203	5,264,541
9,866,000 USD	Novartis International AG 0.65% due 01/03/17	9,865,649	9,865,649
		15,129,852	15,130,190
United Kingdom — 1.41%
6,228,000 USD	GlaxoSmithKline PLC 0.89% due 03/14/17	6,217,163	6,216,971
Total International Commercial Paper		50,270,435	50,271,592
U.S. Commercial Paper — 7.91%
$1,789,000	Coca-Cola Company 0.82% due 03/02/17	1,786,615	1,786,962
21,706,000	Danaher Corporation 0.71% due 01/03/17	21,705,156	21,705,156
4,440,000	Kroger Company 0.86% due 01/03/17	4,439,790	4,439,790
2,092,000	McKesson Corporation 0.92% due 01/03/17	2,091,895	2,091,895
1,327,000	MetLife 0.63% due 01/03/17	1,326,954	1,326,910
3,453,000	Pacificorp 0.81% due 01/03/17	3,452,847	3,452,847
Total U.S. Commercial Paper		34,803,257	34,803,560
Total Commercial Paper		85,073,692	85,075,152
Total Investments — 99.17%		$357,958,233	436,325,708
Other Assets in Excess of Liabilities — 0.83%			3,657,248
Net Assets — 100.00%			$439,982,956

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2016

*  Less than 0.01%

(a)  Non-income producing security/commodity.

(b)  Represents a security that is subject to legal or contractual restrictions on resale. At December 31, 2016, the value of this security amounted to $35,037 or 0.01% of net assets.

(c)  Security was issued pursuant to a corporate action as a placeholder to track a dividend reinvestment option, which was elected by the Fund prior to December 31, 2016.

(d)  Security is valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $35,037 or 0.01% of net assets.

(e)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At December 31, 2016, aggregate cost for federal income tax purposes was $374,733,016. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$99,925,318
Gross unrealized depreciation	(38,332,626)
Net unrealized appreciation	$61,592,692

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

AG  — Aktien Gesellschaft

A/S  — Aktieselskab

AS  — Anonim Sirket

ASA  — Norwegian Public Limited Company

C.V.  — Capital Variable

NVDR  — Non-Voting Depository Receipt

PCL  — Public Company Limited

PJSC  — Public Joint Stock Company

PLC  — Public Limited Company

SA  — Société Anonyme

S.A.B.  — Sociedad Anónima Bursátil

SE  — Societas Europaea

S.p.A.  — Società per Azioni

Currencies

CAD  — Canadian Dollar

GBP  — British Pound

IDR  — Indonesian Rupiah

MXN  — Mexican Peso

PLN  — Polish Zloty

SGD  — Singapore Dollar

USD  — United States Dollar

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Total SA Rights	12/20/16	$35,037	$0.54

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2016

Foreign Currency Exchange Contracts — Sales

Settlement Dates Through	Foreign Currency To be Delivered		U.S. $ To be Received	U.S. $ Value At December 31, 2016	Unrealized Appreciation At December 31, 2016	Unrealized Depreciation At December 31, 2016
01/18/17	2,443,000	Euro	$2,748,754	$2,573,751	$175,003	$—
03/15/17	1,379,000	Euro	1,531,517	1,456,661	74,856	—
04/19/17	1,901,000	Euro	2,084,618	2,012,012	72,606	—
05/17/17	1,045,000	Euro	1,116,708	1,107,580	9,128	—
01/18/17	678,000	British Pound	882,027	835,927	46,100	—
02/15/17	110,000	British Pound	138,908	135,709	3,199	—
01/18/17	442,966,000	Japanese Yen	4,402,278	3,793,469	608,809	—
02/15/17	409,883,000	Japanese Yen	4,086,761	3,514,584	572,177	—
03/15/17	373,812,000	Japanese Yen	3,618,563	3,209,385	409,178	—
04/19/17	403,050,000	Japanese Yen	3,806,920	3,467,081	339,839	—
05/17/17	573,145,000	Japanese Yen	5,120,155	4,937,393	182,762	—
			$29,537,209	$27,043,552	$2,493,657	$—

Foreign Currency Exchange Contracts — Purchases

Settlement Dates Through	Foreign Currency To be Received		U.S. $ To be Delivered	U.S. $ Value At December 31, 2016	Unrealized Appreciation At December 31, 2016	Unrealized Depreciation At December 31, 2016
01/18/17	118,000	British Pound	$151,711	$145,486	$—	$(6,225)
01/18/17	442,966,000	Japanese Yen	3,758,832	3,793,469	34,637	—
02/15/17	33,654,000	Japanese Yen	285,985	288,570	2,585	—
			$4,196,528	$4,227,525	$37,222	$(6,225)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Common Stocks
Consumer Discretionary	7.70%
Consumer Staples	9.72
Energy	3.23
Financials	14.52
Health Care	5.59
Industrials	13.97
Information Technology	2.95
Materials	10.59
Telecommunication Services	2.90
Total International Common Stocks	71.17

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2016

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
U.S. Common Stock
Materials	0.27%
Total U.S. Common Stock	0.27
Investment Company	0.00 *
Right	0.01
Commodity	5.82
International Government Bonds
Government Issues	2.56
Total International Government Bonds	2.56
Commercial Paper
International Commercial Paper	11.43
U.S. Commercial Paper	7.91
Total Commercial Paper	19.34
Total Investments	99.17%

*Less than 0.01%

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Statement of Assets and Liabilities  December 31, 2016

First Eagle Overseas Variable Fund
Assets
Investments, at Cost (Note 1)
Investments	$337,199,915
Gold bullion	20,758,318
Foreign currency	106
Total Investments, at Cost	357,958,339
Investments, at Value (Note 1)
Investments	410,732,835
Gold bullion	25,592,873
Foreign currency	105
Total Investments, at Value	436,325,813
Receivable for forward currency contracts held, at value (Note 1)	2,530,879
Receivable for Fund shares sold	821,742
Accrued interest and dividends receivable	808,213
Receivable for investment securities sold	594,602
Investment for trustee deferred compensation plan (Note 2)	4,636
Other assets	14,600
Total Assets	441,100,485
Liabilities
Investment advisory fees payable (Note 2)	275,148
Payable for investment securities purchased	142,194
Payable for Fund shares redeemed	133,241
Distribution fees payable (Note 3)	91,716
Administrative fees payable (Note 2)	7,163
Payable for forward currency contracts held, at value (Note 1)	6,225
Trustee deferred compensation plan (Note 2)	4,636
Trustee fees payable	335
Due to custodian	126
Accrued expenses and other liabilities	456,745
Total Liabilities	1,117,529
Net Assets	$439,982,956
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$17,300
Capital surplus	357,751,566
Net unrealized appreciation on:
Investments (net of $79,798 deferred capital gain country tax)	78,287,677
Foreign currency and forward contract related translation	2,451,880
Undistributed net realized gains on investments, commodity, foreign currency and forward contracts	11,427,309
Accumulated net investment loss	(9,952,776)
Net Assets	$439,982,956
Shares outstanding (1,000,000,000 shares authorized) (Note 6)	17,300,155
Net asset value per share and redemption proceeds per share	$25.43

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Statement of Operations  December 31, 2016

First Eagle Overseas Variable Fund
Investment Income
Interest (net of $2,681, foreign taxes withheld)	$695,855
Dividends: (net of $1,096,617 foreign taxes withheld)	7,986,323
Total Income	8,682,178
Expenses
Investment advisory fees (Note 2)	3,425,711
Distribution fees (Note 3)	1,141,904
Shareholder servicing agent fees	631,418
Administrative costs (Note 2)	165,168
Professional fees	225,026
Custodian and accounting fees	222,013
Shareholder reporting fees	74,256
Trustees' fees	12,303
Other Expenses	34,792
Total Expenses	5,932,591
Net Investment Income (Note 1)	2,749,587
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Investment transactions (net of capital gain country tax of $18,767)	17,310,186
Commodity related transactions	(847,556)
Foreign currency and forward contract related transactions	205,525
16,668,155
Changes in unrealized appreciation (depreciation) of:
Investment and commodity related transactions (net of increase in deferred capital gain country tax accruals of $7,073)	1,954,733
Foreign currency and forward contract related translations	2,397,477
4,352,210
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	21,020,365
Net Increase in Net Assets Resulting from Operations	$23,769,952

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Statements of Changes in Net Assets

	First Eagle Overseas Variable Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$2,749,587	$3,238,157
Net realized gain from investments, commodity, foreign currency and forward contract related transactions	16,668,155	16,178,086
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	4,352,210	(7,480,328)
Net increase in net assets resulting from operations	23,769,952	11,935,915
Distribution to Shareholders
Dividends paid from net investment income	(2,471,398)	(3,193,656)
Distributions paid from net realized gains from investment transactions	(8,549,700)	(32,353,912)
Decrease in net assets resulting from distributions	(11,021,098)	(35,547,568)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	36,095,741	35,283,827
Net asset value of shares issued for reinvested dividends and distributions	11,073,166	35,495,498
Cost of shares redeemed	(100,156,539)	(111,945,811)
Decrease in net assets from Fund share transactions	(52,987,632)	(41,166,486)
Net decrease in net assets	(40,238,778)	(64,778,139)
Net Assets (Note 1)
Beginning of year	480,221,734	544,999,873
End of year	$439,982,956	$480,221,734
Accumulated net investment loss	$(9,952,776)	$(12,810,911)

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

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First Eagle Overseas Variable Fund

Financial Highlights

	For Year Ended December 31,
	2016	2015	2014	2013	2012
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	24.81	26.31	29.76	28.26	26.23
Income (loss) from investment operations:
Net investment income ($)	0.16	0.17	0.17	0.22	0.22
Net realized and unrealized gains (losses) on investments	1.12	0.29	-0.59	3.47	3.64
Total income (loss) from investment operations	1.28	0.46	-0.42	3.69	3.86
Less distributions:
Dividends from net investment income ($)	-0.15	-0.18	-0.85	-0.54	-0.22
Distributions from capital gains	-0.51	-1.78	-2.18	-1.65	-1.61
Total distributions	-0.66	-1.96	-3.03	-2.19	-1.83
Net asset value, end of year ($)	25.43	24.81	26.31	29.76	28.26
Total Return (%)	5.17	1.84	-1.23	13.25	14.83
Ratios and supplemental data
Net assets, end of period (thousands) ($)	439,983	480,222	545,000	609,998	611,625
Ratio of operating expenses to average net assets including earnings credits and/or fee waivers (%)(a)	1.30	1.30	1.28	1.26	1.26
Ratio of net investment income to average net assets including earnings credits and/or fee waivers (%)(b)	0.60	0.61	0.54	0.73	0.79
Portfolio turnover rate (%)	6.44	11.86	15.23	12.14	10.11

*  Per share amounts have been calculated using the average shares method.

(a)  Ratio of operating expenses to average net assets with and without earnings credits and/or fee waivers is substantially the same.

(b)  Ratio of net investment income to average net assets with and without earnings credits and/or fee waivers is substantially the same.

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

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Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Fund. Private equity funds managed by The Blackstone Group, LP and Corsair Capital LLC and certain co-investors own a controlling interest in First Eagle Holdings.

The following is a summary of significant accounting policies adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

Prior to December 31, 2015, all bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations were readily available were valued at the mean between the bid and ask prices provided by an approved pricing service, or received from dealers in the over-the-counter market in the United States or abroad. Effective December 31, 2015, all bonds, whether listed on an exchange or traded in the over-counter-market, for which market quotations are readily available, are generally priced at the evaluated bid price.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Notes to Financial Statements

Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Between December 15, 2014 and December 31, 2015, short-term investments, maturing in sixty days or less, were valued at market price; prior to December 15, 2014, they were valued at amortized cost. Effective December 31, 2015, short-term investments, maturing in sixty days or less, are valued at evaluated bid prices.

Commodities (such as physical metals) are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.), as provided by an independent pricing source.

Forward contracts are valued at the current cost of covering or offsetting such contracts by reference to forward currency rates at the time the NYSE closes (normally 4:00 p.m. E.S.T.), as provided by an independent pricing source.

The 4:00 p.m. E.S.T. exchange rates are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Notes to Financial Statements

valuation of securities traded in that foreign market. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund as of 4:00 p.m. E.S.T.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation Committee (the "Committee") to oversee the execution of the valuation and liquidity procedures for the Fund.

It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to value those transfers as of the beginning of the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Notes to Financial Statements

The following is a summary of the Fund's inputs used to value the Fund's investments as of December 31, 2016:

Description	Level 1	Level 2(a)	Level 3		Total
Assets:†
International Common Stocks	$313,156,198	$—	$—		$313,156,198
U.S. Common Stock	1,178,563	—	—		1,178,563
Investment Company	13,935	—	—		13,935
Right	—	—	35,037		35,037
Commodity*	25,592,873	—	—		25,592,873
International Government Bonds	—	10,527,812	746,138	(b)	11,273,950
International Commercial Paper	—	50,271,592	—		50,271,592
U.S. Commercial Paper	—	34,803,560	—		34,803,560
Foreign Currency Contracts**	—	2,530,879	—		2,530,879
Total	$339,941,569	$98,133,843	$781,175		$438,856,587
Liabilities:
Foreign Currency Contracts**	$—	$6,225	$—		$6,225
Total	$—	$6,225	$—		$6,225

(a)  Transfers into/out of Level 2 represent value as of the beginning of the period. An International Government Bond valued at $730,018 was transferred from Level 2 to Level 3 during the year ended December 31, 2016. At December 31, 2015, this security was valued using brokers and pricing services; at December 31, 2016, this security was valued using other significant unobservable inputs. There was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1 as of the year ended December 31, 2016.

(b)  This investment is valued by brokers and pricing services. The inputs for this investment are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(a).

†  See Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

Fair Value Level 3 activity for the year ended December 31, 2016 was as follows:

	International Government Bonds	Right		Total Value
Beginning Balance — market value	$—	$—	^	$—	^
Purchases	—	35,037		35,037
Sales	—	—	^	—	^
Transfer In — Level 3	730,018	—		730,018

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Notes to Financial Statements

	International Government Bonds	Right	Total Value
Transfer Out — Level 3	$—	$—	$—
Accrued Amortization	(6,140)	—	(6,140)
Realized Gains (Losses)	—	—	—
Change in Unrealized Appreciation (Depreciation)	22,260	—	22,260
Ending Balance — market value	$746,138	$35,037	$781,175
Change in unrealized gains or (losses) relating to assets still held at reporting date	$22,260	$—	$22,260

^  Fair value represents zero.

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of First Eagle Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Notes to Financial Statements

e)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward currency contracts. The Fund enters into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's Schedule of Investments. For the year ended December 31, 2016, the average monthly principal amount outstanding for forward currency contracts totaled $23,742,493.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter ("OTC") derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund's custodian bank. These amounts are not reflected on the Fund's

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Notes to Financial Statements

Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

At December 31, 2016, the Fund had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Gain(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$2,530,879	$6,225	$343,825	$2,407,950

(1)  Statement of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

(2)  Statement of Assets and Liabilities location: Payable for forward currency contracts held, at value.

(3)  Statement of Operations location: Net realized gains (losses) from foreign currency and forward contract related transactions.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of foreign currency and forward contract related translations.

The following tables present the Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of December 31, 2016:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
BNY Mellon	$577,961	$—	$—	$577,961
Goldman Sachs Capital Markets LP	484,034	—	(330,000)	154,034
HSBC Bank USA	864,549	(6,225)	—	858,324
JPMorgan Chase Bank N.A.	412,445	—	—	412,445
UBS AG	191,890	—	—	191,890
	$2,530,879	$(6,225)	$(330,000)	$2,194,654

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Notes to Financial Statements

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
HSBC Bank USA	$6,225	$(6,225)	$—	$—

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Fund declares and pays such income and capital gains on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$4,932,057
Undistributed net realized gains	15,908,211
Net unrealized appreciation (depreciation)	61,440,120
Capital loss carryforward
Short-term	—
Long-term	—

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Notes to Financial Statements

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Changes in Net Assets are primarily due to the treatment of passive foreign investment companies and wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. The Fund did not have capital losses to carry forward prior to the Act.

i)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, a reclassification has been made on the Statement of Assets and Liabilities to decrease accumulated net investment loss in the amount of $2,579,946, decrease undistributed net realized gains on investments in the amount of $2,586,675, and increase capital surplus in the amount of $6,729.

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses and investments in passive foreign investment companies.

j)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended December 31, 2016, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

For the years ended December 31, 2016 and December 31, 2015, the Fund distributed ordinary income dividends of $2,712,585 and $5,220,349 respectively.

For the years ended December 31, 2016 and December 31, 2015, the Fund distributed long-term capital gains dividends of $8,308,513 and $30,327,219 respectively.

k)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

l)  Foreign Taxes — The Fund may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Notes to Financial Statements

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with the Adviser, the Fund reimburses the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the Fund's average daily net assets. For the year ended December 31, 2016, the Fund reimbursed the Adviser $238,708 and had a payable to the Adviser of $7,163.

The Fund has entered into a custody agreement with State Street Bank and Trust Company ("SSB"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Fund's portfolio securities and other assets. SSB has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the custody agreement between the Fund and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Fund. SSB is also required, upon the order of the Fund, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Fund. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an agreement for administration services with SSB, pursuant to which SSB provides certain financial reporting and other administrative services. SSB, as the Fund's administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

Included on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the Trustees in the amount of $335. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan. As of December 31, 2016, balance to the Plan is recorded on the Statement of Assets and Liabilities.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements (the "Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund may pay monthly a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 2016, the distribution fee incurred by the Fund was $1,141,904.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Notes to Financial Statements

Note 4 — Purchases and Sales of Securities

During the year ended December 31, 2016, the cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $24,954,896 and $95,099,172, respectively.

There were no purchases or sales of U.S. Government securities during the year ended December 31, 2016.

Note 5 — Line of Credit

On September 13, 2016, the Board of Trustees approved continuing a $200 million committed, unsecured line of credit ("Credit Facility") with SSB for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. A portion of the commitment fees related to the line of credit are paid by the Fund and are included in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund had no borrowings under the agreement.

Note 6 — Capital Stock

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares sold	1,392,333	1,308,724
Shares issued for reinvested dividends	437,227	1,449,387
Shares redeemed	(3,884,501)	(4,115,260)
Net decrease	(2,054,941)	(1,357,149)

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Notes to Financial Statements

more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2016, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

Note 8 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosures in the Fund's financial statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of First Eagle Overseas Variable Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Overseas Variable Fund (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York
February 21, 2017

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2016 and held for the six-months ended December 31, 2016.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Fund Expenses (unaudited)

Based on Actual Total Return(1)

Actual Total Return without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(3)
First Eagle Overseas Variable Fund
-0.37%	$1,000.00	$996.30	1.27%	$6.37

(1)  For the six-months ended December 31, 2016.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on July 1, 2016 and held for the six-months ended December 31, 2016.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
First Eagle Overseas Variable Fund
5.00%	$1,000.00	$1,018.75	1.27%	$6.44

(1)  For the six-months ended December 31, 2016.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

General Information (unaudited)

Quarterly Form N-Q portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Tax Information

Fiscal Year Ended December 31, 2016 (unaudited)

The Fund designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended December 31, 2016:

	Long-Term Capital Gains
	15%	28%
First Eagle Overseas Variable Fund*	$7,991,889	$316,624

* The Fund paid foreign taxes of $1,076,382 and recognized foreign source income of $4,685,903, pursuant to Section 853 of the Internal Revenue Code during the fiscal year ended December 31, 2016.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)

Lisa Anderson | Trustee | December 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: James T. Shotwell Professor Emerita of International Relations, School of International and Public Affairs, Columbia; prior to 2016, President, American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, Advisory Board Middle East Centre, London School of Economics; Member Emerita, Human Rights Watch; Member, Advisory Board, School of Public Affairs, Sciences Po (Institute of Political Studies), Paris; Trustee, First Eagle Funds (7 portfolios)

Candace K. Beinecke(2) | Trustee (Chair) | December 1999 to present
One Battery Park Plaza | New York, New York | 10004
(born November 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Lead Trustee, Vornado Realty Trust; Director, ALSTOM; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, Chairman, The Wallace Foundation; Director and Vice Chair, Partnership for New York City; Trustee, First Eagle Funds (Chair) (7 portfolios)

(1)  Trustees who are not "interested persons" of the Trust as deﬁned in the Investment Company Act.

(2)  Ms. Beinecke also served as trustee of a predecessor fund to Fund of America since 1996.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Jean D. Hamilton | Trustee | March 2003 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd; Chairman, Investment Committee,Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations; Trustee, First Eagle Funds (7 portfolios)

James E. Jordan | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman's Council, Conservation International; Director, Alpha Andromeda Investment Trust Co., S.A.; prior to July 2013, Director, Leucadia National Corporation; Trustee, First Eagle Funds (7 portfolios)

William M. Kelly(3) | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee Emeritus, St. Anselm College; Director, Sergi S. Zlinkoff Fund for Medical Research and Education; Trustee, First Eagle Funds (7 portfolios)

(1)  Trustees who are not "interested persons" of the Trust as deﬁned in the Investment Company Act.

(3)  Mr. Kelly also served as trustee of a predecessor fund to Fund of America since 1998.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Paul J. Lawler | Trustee | March 2002 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee and Audit Chair, The American University in Cairo; Trustee, Blackstone Alternative Asset Fund; Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society; Trustee, First Eagle Funds (7 portfolios)

Interested Trustees(4)

John P. Arnhold(4) | President and Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Investment Management, LLC; Director, First Eagle Holdings, Inc; Director, FEF Distributors, LLC; Prior to March 2016, Co-President and Co-CEO, First Eagle Holdings, Inc; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Chairman, International Tennis Hall of Fame; Member, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Director, First Eagle Amundi SICAV; Trustee, UC Santa Barbara Foundation; prior to June 2016, Trustee, Vassar College; President and Trustee, First Eagle Funds (7 portfolios)

(1)  Trustees who are not "interested persons" of the Trust as deﬁned in the Investment Company Act.

(4)  The term of office of each Interested Trustee is indefinite.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Additional Information (unaudited)

Interested Trustees(5)—(continued)

Jean-Marie Eveillard | Trustee | June 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, Varenne Capital Partners; Trustee, FIAF (Alliance Francaise); prior to March 2015, Trustee, The Frick Collection; Trustee, First Eagle Funds (7 portfolios)

Officers(6)

John P. Arnhold | President and Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See table on preceding page related to Interested Trustees

Robert Bruno | Senior Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds; from September 2008

(5)  The term of office of each Interested Trustee is indefinite.

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

Additional Information (unaudited)

Officers(6)—(continued)

Albert Pisano | Chief Compliance Officer | July 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1960)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Senior Vice President, First Eagle Investment Management; prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC; Chief Compliance Officer, First Eagle Funds from July 2015

Suzan J. Afifi | Secretary and Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Funds

Tricia Larkin | Treasurer | March 2016 to present
1345 Avenue of the Americas | New York, New York | 10105
(born July 1979)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; prior to March 2016, Vice President of Fund Administration, State Street Corporation; prior to November 2013, Director of Fund Administration, Assistant Vice President, State Street Corporation; prior to March 2012, Assistant Director of Fund Administration, Officer, State Street Corporation; Treasurer, First Eagle Funds

Michael Luzzatto | Vice President | December 2004 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds

Neal Ashinsky | Assistant Treasurer | October 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born October 1987)

Principal Occupation(s) During Past Five (5) Years: Assistant Vice President, First Eagle Investment Management, LLC from August 2015; Advisory Senior Associate, KPMG LLP from November 2014; Assurance Senior Associate, PwC LLP from September 2010; Assistant Treasurer, First Eagle Funds

(6)  The term of office of each officer is indeﬁnite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Neal Ashinsky

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Corporation

Corporate Headquarters
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2016

1345 Avenue of the Americas | New York, NY | 10105

800.334.2143

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                 Principal Accountant Fees and Services

(a)         Audit Fees:

For the years ended December 31, 2016 and December 31, 2015, the aggregate PricewaterhouseCoopers LLP(PwC) audit fees for professional services rendered to the registrant were approximately $37,386 and $77,152, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the years ended December 31, 2016 and December 31, 2015, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)          Tax Fees:

In each year ended December 31, 2016 and December 31, 2015, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $44,086 and $1,343, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the years ended December 31, 2016 and December 31, 2015, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the year ended December 31, 2016, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent year and the preceding year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2016 and 2015.

(h) Not applicable.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                 Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent half-year (the registrant’s second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, President

Date: February 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer

Date: February 21, 2017

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: February 21, 2017

*          Print the name and title of each signing officer under his or her signature.